INTANGIBLE AND OTHER ASSETS	12 Months Ended
Dec. 31, 2017
Intangible Assets, Net (Excluding Goodwill) [Abstract]
INTANGIBLE AND OTHER ASSETS
INTANGIBLE AND OTHER ASSETS

at December 31	2017	2016
(millions of Canadian $)

Capital projects in development	596	2,094
Deferred income tax assets (Note 16)	316	392
Employee post-retirement benefits (Note 23)	193	189
Fair value of derivative contracts (Note 24)	73	133
Other	306	218
	1,484	3,026

Prince Rupert Gas Transmission
In July 2017, the Company was notified that Pacific Northwest LNG would not be proceeding with its proposed LNG project and that Progress Energy (Progress) would be terminating its agreement with TransCanada for the development of the PRGT project effective August 10, 2017. In accordance with the terms of the agreement, all project costs incurred to advance the project, including carrying charges, are fully recoverable upon termination. In October 2017, the Company received full payment of the $634 million reimbursement from Progress.
Energy East and Related Projects Impairment
On October 5, 2017, the Company informed the NEB that it will not proceed with the Energy East, Eastern Mainline and Upland projects. Based on this decision, the Company evaluated its Capital projects in development balance related to the Energy East and Upland projects including AFUDC. As a result, the Company recognized a non-cash impairment charge of $1,153 million ($870 million after tax) in the Liquids Pipelines segment. Due to the inability to reach a regulatory decision for this project, there were no recoveries of costs from third parties. The non-cash charge was recorded in Goodwill and other asset impairment charges on the Consolidated statement of income.
Power Purchase Arrangements Impairment
In March 2016, TransCanada issued notice to the Balancing Pool of the decision to terminate its Sheerness and Sundance A PPAs. In accordance with a provision in the PPAs, a buyer was permitted to terminate the arrangement if a change in law occurs that makes the arrangement unprofitable or more unprofitable. As a result of changes in law surrounding the Alberta Specified Gas Emitters Regulation, the Company expected increasing costs related to carbon emissions to continue throughout the remaining terms of the PPAs resulting in increasing unprofitability. As such, in 2016, the Company recognized a non-cash impairment charge of $211 million ($155 million after tax) in its Energy segment, representing the carrying value of the PPAs which was recorded in Intangible and other assets. Upon final settlement of the PPA terminations in December 2016, TransCanada transferred to the Balancing Pool a package of environmental credits that were being held to offset the PPA emissions costs and recorded a non-cash charge of $92 million ($68 million after tax) related to the carrying value of these environmental credits.
Amortization expense of $9 million was recognized in the Consolidated statement of income for the year ended December 31, 2016 (2015 – $52 million), prior to the termination of the PPAs.